UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report - December 20, 2021

(Date of earliest event reported)

Invitation Homes Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Main Street, Suite 2000

Dallas TX 75201

(Address of principal executive offices, including zip code)

(972) 421-3600

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	INVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

8.01	Other Events.

On December 20, 2021, Invitation Homes Inc. (the “Company”) and Invitation Homes Operating Partnership LP (the “Operating Partnership”) entered into twenty-two separate Distribution Agreements (each, a “Distribution Agreement” and collectively, the “Distribution Agreements”) with each of J.P. Morgan Securities LLC, BofA Securities, Inc., Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Academy Securities, Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Regions Securities LLC, Samuel A. Ramirez & Company, Inc., Scotia Capital (USA) Inc. and Siebert Williams Shank & Co., LLC as agents and as forward sellers (in their capacities as agents for the Company, each an “Agent” and collectively, the “Agents” and in their capacities as agents for the Forward Purchasers (as defined below), each a “Forward Seller” and collectively, the “Forward Sellers”), and JPMorgan Chase Bank, National Association, Bank of America, N.A., Deutsche Bank AG, London Branch, Wells Fargo Bank, National Association, Bank of Montreal, BNP Paribas, The Bank of New York Mellon, Citibank, N.A., Credit Suisse Capital LLC, Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., Royal Bank of Canada, Regions Securities LLC and The Bank of Nova Scotia, as forward purchasers (each, a “Forward Purchaser” and collectively, the “Forward Purchasers”).

Pursuant to the Distribution Agreements, the Company may issue and sell, from time to time, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), with an aggregate sales price of up to $1.25 billion, through the Agents and the Forward Sellers, as applicable. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Common Stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

Sales of the Common Stock made pursuant to the Distribution Agreements, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, in block transactions or by any other method permitted by law, at prices related to the prevailing market prices or at negotiated prices, or as otherwise agreed between the applicable Agent and the Company. Each Agent will be entitled to compensation in an amount not to exceed 2.00% of the gross sales price per share for any Common Stock sold through it.

The Distribution Agreements contemplate that, in addition to the Company’s issuance and sale of Shares through the Agents, the Company may enter into separate forward sale transactions with the relevant Forward Purchaser, as set forth in a separate letter agreement (each, a “Forward Confirmation”), a form of which is attached as Exhibit F to each Distribution Agreement. In connection with any Forward Confirmation, the relevant Forward Purchaser may borrow shares from third parties and, through its affiliated Forward Seller, offer a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular Forward Confirmation. Each Forward Seller will be entitled to a commission, in the form of a reduction to the initial forward price under the related Forward Confirmation, in an amount not to exceed 2.0% of the volume weighted average sales price per share for any borrowed shares of Common Stock sold through it (subject to certain possible adjustments). The Company will not initially receive any proceeds from any sale of borrowed shares of Common Stock through a Forward Seller. The Company currently expects to elect full physical settlement of any Forward Confirmation, in which case the Company would expect to receive aggregate net cash proceeds at settlement equal to the number of shares specified in such Forward Confirmation multiplied by the relevant forward price per share. However, except in limited circumstances, the Company may elect a cash or net share settlement for all or a portion of its obligations under such Forward Confirmation. If the Company elects to cash settle or net share settle a Forward Confirmation, the Company may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Distribution Agreements contain customary representations, warranties and agreements of the Company and the Operating Partnership, indemnification rights and obligations of the parties and termination provisions. The form of the Distribution Agreements is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the descriptions of the material terms of the Distribution Agreements and the transactions contemplated thereby in this Item 8.01 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference.

Any shares of Common Stock the Company may offer, issue and sell, and any shares of borrowed Common Stock that the Forward Purchasers may offer and sell, pursuant to the Distribution Agreements will be offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-258290) and a prospectus supplement of the Company, filed with the Securities and Exchange Commission on July 30, 2021 and December 20, 2021, respectively.

The Company intends to use the net proceeds from sales of Common Stock pursuant to the Distribution Agreements and any Forward Confirmations for general corporate purposes, which may include, without limitation, working capital, repayment of indebtedness, acquisitions and renovations of single-family properties and for related activities in accordance with its business strategy.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Index

1.1	Form of Distribution Agreement, dated as of December 20, 2021

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

104	Cover page Interactive data file (embedded with in the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2021	INVITATION HOMES INC.

	By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Chief Legal Officer and Secretary